UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 11, 2013

HARRIS CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1025 West NASA Blvd., Melbourne, Florida		32919
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(321) 727-9100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

The information contained in this Current Report on Form 8-K that is furnished under this Item 2.02 and 7.01, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 2.02 and 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K that is furnished under this Item 2.02 and 7.01, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

On April 11, 2013, Harris Corporation (the “Company” or “Harris”) issued a press release announcing, among other things, its preliminary results of operations for its third quarter of fiscal 2013, a revised guidance range for expected income from continuing operations per diluted share for fiscal 2013, revised guidance for expected revenue and tax rate for fiscal 2013 and Company-wide restructuring and other actions it expects to implement primarily in the fourth quarter of fiscal 2013. The expected restructuring and other actions include prepayment of debt, which relates to the Company’s expectation that it will redeem in full its outstanding $300 million 5% Notes due October 1, 2015 during the fourth quarter of fiscal 2013. The full text of the press release and related table is furnished herewith as Exhibit 99.1 and is incorporated in this Item 2.02 and 7.01 by reference.

Non-GAAP Financial Measures

The press release includes a discussion of non-GAAP financial measures, including the revised guidance range for expected income from continuing operations per diluted share for fiscal 2013, excluding estimated charges related to restructuring and other actions. A “non-GAAP financial measure” is generally defined as a numerical measure of a company’s historical or future performance that excludes or includes amounts, or is subject to adjustments, so as to be different from the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”). The revised guidance range for expected income from continuing operations per diluted share for fiscal 2013, excluding estimated charges related to restructuring and other actions is a financial measure that is not defined by GAAP and should be viewed in addition to, and not in lieu of, income from continuing operations per diluted share and other financial measures on a GAAP basis. Harris has included in its press release a reconciliation of non-GAAP financial measures disclosed in the press release to the most directly comparable GAAP financial measure.

Harris management believes that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on results in any particular period. Harris management also believes that these non-GAAP financial measures enhance the ability of investors to analyze trends in Harris’ business and to understand Harris’ performance. In addition, Harris may utilize non-GAAP financial measures as a guide in its forecasting, budgeting and long-term planning process and to measure operating performance for some management compensation purposes. Please refer to Harris’ financial statements and accompanying footnotes for additional information and for a presentation of results in accordance with GAAP. Non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures prepared in accordance with GAAP.

Item 2.05 Costs Associated with Exit or Disposal Activities.

As noted above, on April 11, 2013, the Company announced that it expects to implement Company-wide restructuring and other actions primarily in the fourth quarter of fiscal 2013, including workforce reductions, facility consolidation and prepayment of debt. These actions are being implemented to align resources with the Company’s current business outlook and challenging fiscal environment.

In connection with the restructuring and other actions, the Company expects to incur total estimated pre-tax charges of $65 million to $115 million ($41 million to $72 million after-tax or $.37 to $.65 per diluted share), principally all of which charges are expected to be reflected in the Company’s results for the fourth quarter of fiscal 2013. These estimated pre-tax charges are expected to be comprised of approximately $10 million to $15 million of employee termination charges, including severance and other benefits; $15 million to $20 million of facility consolidation charges, including lease termination costs; and $40 million to $80 million of other costs, including charges related to the prepayment of debt, asset impairments and other associated costs. The prepayment of debt relates to the Company’s expectation that it will redeem in full its outstanding $300 million 5% Notes due October 1, 2015 during the fourth quarter of fiscal 2013.

The Company expects that approximately $65 million to $75 million of the total estimated charges will result in future cash expenditures. The Company expects to complete these restructuring and other actions by the end of its fiscal 2014. The amounts of the charges and costs noted above are estimates, and actual charges and costs may vary based upon various factors.

Forward-Looking Statements

The foregoing contains forward-looking statements that reflect management’s current expectations, assumptions and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. The Company cautions investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. Statements about the Company’s expectations or amounts and timing of estimated charges associated with the restructuring and other actions, the timing of the completion of such restructuring and other actions, the amount of the estimated charges that will result in future cash expenditures, and the expected prepayment of debt are forward-looking and involve risks and uncertainties. Other factors that may impact the Company’s results and forward-looking statements may be disclosed in the Company’s filings with the Securities and Exchange Commission. The Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

99.1	Press Release, issued by Harris Corporation on April 11, 2013 (furnished pursuant to Item 2.02 and Item 7.01).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

April 11, 2013	By:	/s/ Gary L. McArthur

Name: Gary L. McArthur
Title: Senior Vice President & Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, issued by Harris Corporation on April 11, 2013 (furnished pursuant to Item 2.02 and Item 7.01)